                                                                  EXHIBIT 10.37

                      AMENDMENT NO. 2 TO LOAN AGREEMENT

     THIS AMENDMENT NO. 2 TO LOAN AGREEMENT (this "Amendment") is entered into as of October 17, 2000 with reference to the Loan Agreement (as amended, the "Loan Agreement") dated as of June 29, 1999 among Anchor Gaming, a Nevada corporation ("Borrower"), the Lenders party thereto, Bank of America, N.A. (formerly known as Bank of America National Trust and Savings Association), as Administrative Agent for the Lenders, and Banc of America Securities, LLC, as Lead Arranger and Sole Book Manager. Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.


                                  RECITALS

     A. Borrower has executed a Stock Purchase Agreement dated as of September 24, 2000 with Stanley E. Fulton and certain of his family members and their respective Affiliates who are shareholders in Borrower pursuant to which Borrower intends to acquire 4,596,200 shares of its capital stock for $66.60 per share plus interest in respect of such purchase price from and after October 16, 2000. Pursuant to the Stock Purchase Agreement, a $66,000,000 portion of the total purchase price payable to Mr. Fulton shall be paid in the form of one or more promissory notes of Borrower payable to Mr. Fulton (the "Fulton Notes").

     B. Pursuant to the Asset Purchase Agreement, dated as of September 24, 2000 and between Nuevo Sol Turf Club, Inc., a New Mexico corporation ("Nuevo Sol") and My Way Holdings, LLC (of which Mr. Fulton is the sole member) ("My Way"), Nuevo Sol has agreed to sell the assets relating to the Sunland Park Racetrack and Casino to My Way. Pursuant to an Assignment of Membership Interests between Borrower and My Way, dated September 24, 2000, Borrower has agreed to sell Borrower's 25% interest in Ourway Realty, LLC to My Way. Each of such transactions is subject to necessary regulatory approvals. The aggregate purchase price for such assets and interests is $66,000,000 (which purchase price Mr. Fulton will be entitled to pay and intends to pay by the surrender of the Fulton Notes).

     C. In order to finance the transactions described in Recitals A and B, Borrower proposes to issue $250,000,000 of its senior subordinated notes due 2008 (the "Senior Subordinated Notes").

     D. Borrower has requested that the Lenders approve the transactions described above and that the Lenders increase the Commitment from $300,000,000 to $325,000,000.


                                   AGREEMENT

     NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower and the Administrative Agent, acting with the consent of all of the Lenders, hereby agree as follows:

          1.   DEFINITIONS.

          (a) EXISTING DEFINITIONS. The following definitions in Section 1.1 of the Loan Agreement are amended to read in full as follows:

          "BASE RATE MARGIN" means, for each Pricing Period, the applicable percentage set forth below opposite the Leverage Ratio as of the last day of the Fiscal Quarter ending immediately prior to the beginning of that Pricing Period:

               Leverage Ratio                        Base Rate Margin
               --------------                        ----------------
          Greater than or equal to 2.75:1.00         0.875%

          Greater than or equal to 2.25:1.00         0.625%
          but less than 2.75:1.00

          Greater than or equal to 1.75:1.00         0.375%
          but less than 2.25:1.00

          Greater than or equal to 1.25:1.00         0.125%
          but less than 1.75:1.00

          Less than 1.25:1.00                        0.000%

          "COMMITMENT" means, subject to any increase or decrease in the amount thereof pursuant to Sections 2.6, 2.7 and 2.8, $325,000,000.

          "EURODOLLAR MARGIN" means, for each Pricing Period, the applicable percentage set forth below opposite the Leverage Ratio as of the last day of the Fiscal Quarter ending immediately prior to the beginning of that Pricing Period:

               Leverage Ratio                        Eurodollar Margin
               --------------                        -----------------
          Greater than or equal to 2.75:1.00         2.125%

          Greater than or equal to 2.25:1.00         1.875%
          but less than 2.75:1.00

          Greater than or equal to 1.75:1.00         1.625%
          but less than 2.25:1.00

          Greater than or equal to 1.25:1.00         1.375%
          but less than 1.75:1.00

          Less than 1.25:1.00                        1.125%

          "REDUCTION DATE" means September 30, 2001 and each Quarterly Payment Date thereafter.

               (b) NEW DEFINITIONS. Section 1.1 of the Loan Agreement is amended by adding the following new definition in the appropriate alphabetical location:

          "FULTON NOTES" means promissory notes of Borrower payable to Stanley
     E. Fulton, his successors and assigns issued in connection with the Fulton Transaction in the aggregate principal amount of $66,000,000 due October 17, 2001 and bearing interest at 11% per annum.

          "FULTON TRANSACTION" means the transactions contemplated by (i) the Stock Purchase Agreement dated as of September 24, 2000, by and among Borrower, Stanley E. Fulton and certain of his family members and their respective Affiliates, (ii) the Asset Purchase Agreement, dated as of September 24, 2000, between Nuevo Sol Turf Club, Inc. and My Way Holdings, LLC and (iii) the Assignment of Membership Interests, dated as of September 24, 2000, between Borrower and My Way Holdings, LLC, in each case as amended and in effect on October 17, 2000.

          "SENIOR SUBORDINATED NOTES" means Borrower's 9.875% Senior Subordinated Notes due October 15, 2008, issued on October 17, 2000 in the aggregate principal amount of $250,000,000.

          2. PRICING FOLLOWING CONSUMMATION OF THE FULTON TRANSACTION. Notwithstanding any other provision of the Loan Documents, Borrower hereby agrees that during the period from the consummation of the Fulton Transaction to January 31, 2001, interest, Commitment Fees and Letter of Credit Fees shall be set at the levels applicable to a Leverage Ratio which is greater than 2.75:1.00. Following January 31, 2001, interest, Commitment Fees and Letter of Credit Fees shall be set in the manner otherwise provided in the Loan Agreement.

          3. TECHNICAL AMENDMENT TO COVENANT RE PAYMENT OF SUBORDINATED OBLIGATIONS - SECTION 6.1. Section 6.1 of the Loan Agreement is hereby amended to read in full as follows:

          "6.1 PAYMENT OF SUBORDINATED OBLIGATIONS. Prepay any principal (INCLUDING sinking fund payments) or any other amount (OTHER THAN scheduled interest payments) with respect to any Subordinated Obligation, or purchase or redeem (or offer to purchase or redeem) any Subordinated Obligation, or deposit any monies, securities or other Property with any trustee or other Person to provide assurance that the principal or any portion thereof of any Subordinated Obligation will be paid when due or otherwise to provide for the defeasance of any Subordinated Obligation PROVIDED THAT (a) current interest may be paid with respect to Subordinated Obligations in accordance with the subordination provisions thereof, and (b) the Fulton Notes may be prepaid at any time."

          4. AMENDMENT TO SECTION 6.5 - DISTRIBUTIONS. Section 6.5 of the Loan Agreement is hereby amended to add new clause (c) thereto, to read in full as follows:

          "(c) Distributions made pursuant to the Fulton Transaction consisting of of (i) cash in an aggregate amount not to exceed $240,106,920 plus interest in respect thereof from and after October 16, 2000, in exchange for 4,596,200 shares of the capital stock of Borrower and the

     Fulton Notes, and (ii) of the assets of Nuevo Sol Turf Club, Inc. relating to the Sunland Park Racetrack and Casino, related personal property and Borrower's direct or indirect membership interests in Ourway Realty, LLC."

          5. AMENDMENT TO LIENS COVENANT - SECTION 6.8. Section 6.8 of the Loan Agreement is hereby amended so that existing clause (h) reads in full as follows and to add a new clause (i) as follows:

          "(h) Liens on Property having an aggregate value not in excess of $40,000,000 securing Indebtedness of the type described in Section 6.9(n); and

          "(i) a Negative Pledge in favor of the holders of the Senior Subordinated Notes which does not prohibit the granting of Liens and Negative Pledges to the Administrative Agent or the Lenders, or prohibit the granting of Liens and Negative Pledges to any other class of senior Indebtedness of the Borrower which is permitted by the terms of the Senior Subordinated Notes (as originally issued)."

          6. AMENDMENT TO INDEBTEDNESS COVENANT - SECTION 6.9. Section 6.9 of the Loan Agreement is hereby amended to restate clause (l) in its entirety, and to add new clause (m) thereto, to read in full as follows:

              "(l) the Senior Subordinated Notes (the terms of which are hereby approved);

              (m) Until the consummation of the transactions contemplated by the Asset Purchase Agreement, dated as of September 24, 2000, by and between Nuevo Sol Turf Club, Inc. and My Way Holdings, LLC, and the Assignment of Membership Interests, dated as of September 24, 2000, between Borrower and My Way Holdings, LLC, Indebtedness under the Fulton Notes in an aggregate principal amount not to exceed $66,000,000 (the terms of which are hereby approved); and

              (n) other Indebtedness in an aggregate principal amount not to exceed $40,000,000 at any time."

          7.  AMENDMENT TO FIXED CHARGE COVERAGE RATIO - SECTION 6.11.
Section 6.11 of the Loan Agreement is hereby amended to read in full as follows:

          "6.11 FIXED CHARGE COVERAGE RATIO. Permit the Fixed Charge Coverage Ratio, (a) as of the last day of any Fiscal Quarter ending on or before June 30 2003, to be less than 1.25:1.00, and (b) as of the last day of any subsequent Fiscal Quarter, to be less than 1.50:1.00."

          8. AMENDMENT TO LEVERAGE RATIO - SECTION 6.12. Section 6.12 of the Loan Agreement is hereby amended to read in full as follows:

          "6.12 LEVERAGE RATIO. Permit the Leverage Ratio, as of the last day of any Fiscal Quarter ending during a period set forth below, to be greater than the ratio set forth opposite that period:


FISCAL QUARTERS ENDING                          MAXIMUM PERMITTED RATIO
----------------------                          -----------------------
Closing Date through September 30, 2000               2.50:1.00

December 31, 2000 through June 30, 2001                3.35:1.00

September 30, 2001 through June 30, 2002               3.00:1.00

September 30, 2002 through June 30, 2003               2.75:1.00

Thereafter                                             2.50:1.00."


          9. GUARANTEES OF SENIOR SUBORDINATED NOTES. Section 6.15 is amended to add a new clause (h) to read in full as follows:

          "(h) Contingent Obligations consisting of guarantees of the Senior Subordinated Notes, which Contingent Obligations shall be subordinated to the Obligations on the same terms as the Senior Subordinated Notes, and shall be executed by each of the same Subsidiaries who are guarantors of the Obligations."

          10.  AMENDMENT TO LICENSE REVOCATION DEFAULT - SECTION 9.1(o).
Section 9.1(o) of the Loan Agreement is hereby amended to read in full as follows (with the added text in bold and underscored for the convenience of the reader):

          "(o) The occurrence of a License Revocation WITH RESPECT TO ANY PERSON OR GAMING ASSETS WHICH, DURING THE THEN MOST RECENT FOUR FISCAL QUARTER PERIOD FOR WHICH A COMPLIANCE CERTIFICATE IS REQUIRED TO HAVE BEEN DELIVERED, GENERATED 5% OR MORE OF BORROWER'S EBITDA, AND SUCH License Revocation continues for three consecutive calendar days;"

          11. COMPLIANCE CERTIFICATE. Exhibit B to the Loan Agreement is hereby replaced in its entirety with Exhibit B attached hereto.

          12. PRICING CERTIFICATE. Exhibit D to the Loan Agreement is hereby replaced in its entirety with Exhibit D attached hereto.

          13. CONSENT TO DISPOSITION OF SUNLAND PARK ASSETS - WAIVER OF SECTIONS 2.7 AND 6.2. The Administrative Agent and the Lenders hereby consent to the Disposition of the assets of Nuevo Sol Turf Club, Inc. relating to Sunland Park Racetrack and Casino and related personal property and Borrower's interest in Ourway Realty, LLC pursuant to the Fulton Transaction, or in exchange for the Fulton Notes, and hereby waive compliance with Section 6.2 of the Loan Agreement to the extent necessary to consummate the Disposition of the assets of Nuevo Sol Turf Park, Inc. relating to the Sunland Park Racetrack and Casino and Borrower's interests in Ourway Realty, LLC in connection with the Fulton Transaction. The Administrative Agent and the Lenders hereby confirm that the consummation of the foregoing transactions in connection with the Fulton Transaction shall not be deemed to have occurred under Section 6.2(c) of the Loan Agreement. The Administrative Agent and the Lenders also hereby waive the requirements of Section 2.7 of the Loan Agreement with respect to the Disposition of the such assets in connection with the Fulton Transaction and agree that the Commitment shall not be reduced as a result of such Dispositions.

          14. WAIVER OF SECTION 6.5 - AGREEMENT RE SECTION 6.10. The Administrative Agent and the Lenders hereby waive the provisions of Section
6.5 of the Loan Agreement with respect to Distributions made pursuant to the Fulton Transaction, and all such Distributions shall be disregarded for the purposes of Section 6.5. It is further agreed that the limitations of Section
6.10 (regarding Transactions with Affiliates) shall not be deemed to apply to the Fulton Transaction.

          15. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to the Administrative Agent and the Lenders that:

          (a) Borrower has all necessary power and has taken all corporate action necessary to enter into this Amendment and to make this Amendment and all other agreements and instruments to which it is a party executed in connection herewith, the valid and enforceable obligations they purport to be.

          (b) No Event of Default under the Loan Agreement has occurred and remains continuing.

          16. CONDITIONS; EFFECTIVENESS. The effectiveness of this Amendment shall be subject to the conditions precedent that:

          (a) The Administrative Agent shall have received counterparts of this Amendment executed by Borrower;

          (b) Borrower shall have delivered to the Administrative Agent a copy of a resolution or resolutions passed by the Board of Directors of Borrower, certified by the Secretary or an Assistant Secretary of Borrower as being in full force and effect on the date hereof, authorizing the execution, delivery and performance of this Amendment;

          (c) The Administrative Agent shall have received written consents hereto from all of the Lenders substantially in the form of Exhibit C hereto;

                  (d) The Administrative Agent shall have received written consents hereto from all of the Guarantors substantially in the form of Exhibit E hereto;

                  (e) The Administrative Agent shall have received an amendment to that certain Guaranty (the "Anchor Guaranty") dated as of June 15, 2000 executed by Borrower in favor of Bank of America, N.A., as Administrative Agent for the benefit of the Lenders that are party to that certain Loan Agreement dated as of June 15, 2000 among The Pala Band of Mission Indians, a federally recognized Indian tribe, the Lenders therein named and Bank of America, N.A., as Administrative Agent for such Lenders, executed by Borrower substantially in the form of ANNEX 4 hereto;

                  (f) The Administrative Agent shall have received a certificate signed by a Senior Officer of Borrower certifying that attached thereto is a true and correct copy of each of the principal instruments, documents and agreements governing the Fulton Transaction;

                  (g) Borrower shall have issued replacement Notes to each Lender having a Pro Rata Share which has been increased in amount pursuant hereto; and

                  (h) Borrower shall have paid to the Administrative Agent, for the account of each Lender, a fee equal to 25 basis points TIMES the Pro Rata Share of the Commitment (as in effect prior to the amendment hereof) held by that Lender.

                  17. NO WAIVER. The waivers and consents contained in this Amendment are limited to the matters expressed herein and do not constitute, nor should they be construed as, a waiver of any other right, power or privilege under the Loan Documents, or under any agreement, contract, indenture, document or instrument mentioned in the Loan Documents.

                  18. EFFECTIVENESS OF THE LOAN AGREEMENT. Except as hereby expressly amended, the Loan Agreement remains in full force and effect, and is hereby ratified and confirmed in all respects.

                  COUNTERPARTS

and all of such counterparts taken together shall be deemed to constitute one and the same instrument. This signed a copy hereof, whether the same instrument or counterparts, and the same shall have been delivered

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly


                                ANCHOR GAMING,


                                By:
                                   ------------------------------------------


                                BANK OF AMERICA, N.A. (formerly known as Bank of

                                as Administrative Agent


                                     Janice Hammond, Vice President

                        [Exhibit C to Amendment No. 2]

                              CONSENT OF LENDER

         This Consent of Lender is delivered with reference to the Loan Agreement (the "Loan Agreement") dated as of June 29, 1999 among Anchor Gaming, a Nevada corporation (the "Borrower"), the Lenders party thereto, Bank of America, N.A. (formerly known as Bank of America National Trust and Savings Association), as Administrative Agent for the Lenders, and Banc of America Securities, LLC, as Lead Arranger and Sole Book Manager. Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

         The undersigned Lender hereby consents to the execution, delivery and performance of the proposed Amendment No. 2 to Loan Agreement, substantially in the form provided to the undersigned as a draft, and without limitation on the foregoing, specifically to Borrower entering into the amendment to the Anchor Guaranty (as defined therein) in the form attached to such Amendment No. 2 to Loan Agreement as ANNEX 4.


                                        ____________________________
                                        [Name of Lender]

                                        By:_________________________

                                        ____________________________
                                        [Printed Name and Title]

                                        By:_________________________

                                        ____________________________
                                        [Printed Name and Title]

                                        Date:_______________________

                         [Exhibit E to Amendment No. 2]
                            CONSENT OF GUARANTORS

         This Consent of Guarantors is delivered with reference to the Loan Agreement (the "Loan Agreement") dated as of June 29, 1999 among Anchor Gaming, a Nevada corporation (the "Borrower"), the Lenders party thereto, Bank of America, N.A. (formerly known as Bank of America National Trust and Savings Association), as Administrative Agent for the Lenders, and Banc of America Securities, LLC, as Lead Arranger and Sole Book Manager. Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

         Each Guarantor hereby consents to the execution, delivery and performance of the proposed Amendment No. 2 to Loan Agreement, substantially in the form provided to the undersigned as a draft, and specifically consents to Borrower entering into the amendment to the Anchor Guaranty (as defined therein) in the form attached to such Amendment No. 2 to Loan Agreement as ANNEX 4.

         Each of the undersigned acknowledges that, pursuant to the Amendment No. 2, the amount of the Commitment under the Loan Agreement shall be increased to $325,000,000, and agrees that the Guaranty shall be effective to guarantee the entire amount of the Commitment as so increased.

Dated ____________, 2000               ANCHOR COIN,
                                       ANCHOR GAMING CANADA INC.,
                                       C. G. INVESTMENTS, INC.,
                                       D D STUD, INC., and
                                       GREEN MOUNTAIN ENTERTAINMENT, INC.

                                       By:_____________________________


                                       Title:__________________________


                                       AUTOMATED WAGERING INTERNATIONAL, INC.
                                       DYNATOTE OF PENNSYLVANIA, INC.,
                                       NUEVO SOL TURF CLUB INC.,
                                       POWERHOUSE TECHNOLOGIES, INC.,
                                       RAVEN'S D&R MUSIC, INC.,
                                       UNITED TOTE CANADA INC.,
                                       UNITED TOTE COMPANY,
                                       UNITED WAGERING SYSTEMS, INC.,
                                       VLC, INC.,
                                       VLC OF NEVADA, INC., and
                                       VLT COMPANY, INC.

                                       By:________________________________


                                       Title:_____________________________

                                  ANCHOR PALA DEVELOPMENT, LLC
                                  ANCHOR PALA MANAGEMENT, LLC

                                  By: Anchor Native American Gaming Corporation

                                      By:________________________________


                                      Title:_____________________________


                                  ANCHOR NATIVE AMERICAN GAMING CORPORATION

                                  By:________________________________


                                  Title:________________________________